Middleburg Financial Corporation

Annual Shareholder Meeting
April 28, 2010

Middleburg Financial Corporation

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission.

Agenda

1. MFC 2009 Review
2. 2010 Opportunities

2009 Financial Performance

Key Highlights

- Net income of $3.5 million for 2009
- Basic and diluted earnings per share of $0.37
- Total assets decreased 0.9% vs. 2008
- Deposits grew $60.8 million or 8.17% in 2009
- Loans increased $13.2 million or 2% in 2009
- Non-interest income increased 23.7% or $4 million
- Tier I Risk Based Capital ratio of 13.9%

Increasing Deposit Market Share

- Loudoun, Fauquier and Fairfax counties have nearly $48.0 billion in total retail market deposits.
  - Ranked #1 with 19.15% deposit market share in Loudoun County as of 6/30/09.
  - Our Loudoun County financial service centers average over $146.7 million in deposits per center – compared to $34.4 million per branch for the competitors.

Middleburg Bank							Total Market (3 Counties)	
County	2009 Market Rank	Branches	Total Market Deposits (000s)	Average Deposits/ Branch	2009 Market Share	% Growth (2008-2009)	Total Market Deposits (000s)	Branches
Loudoun	1	5	$733,750	$146,750	19.15%	21.5%	$3,830,912	95
Fauquier	5	2	$69,496	$34,748	5.90%	47.2%	$1,178,242	26
Fairfax	36	1	$35,120	$35,120	0.08%	210.0%	$42,959,704	320
Total		**8**	**$838,366**	**$104,796**			**$47,968,858**	**441**

Note: Deposit market share as reported by FDIC Summary of Deposit, www2fdic.gov/sod as of June 30, 2009 and June 30, 2008

Deposit Market Share – Loudoun County

As of June 2009, Middleburg Bank is #1 in market share for Loudoun County

Historical Market Share – Loudoun County



($000)
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
2004
2005
2006
2007
2008
2009
BB&T
$524,124
$418,013
$522,303
$532,041
$520,418
$603,815
$733,750
Middleburg
BB&T
Wells Fargo (Wachovia)

CAGR
Loudoun Co. - 11.09%
Middleburg Bank - 11.91%

Source: FDIC Summary of Deposit Market Share.

Strong Balance Sheet Growth


Total Assets
CAGR = 10.0%
Total Assets ($M)
$1,200
$1,000
$800
$600
$400
$200
$-
$606.1
$739.9
$772.3
$841.4
$985.2
$976.4
2004
2005
2006
2007
2008
2009


Total Loans
CAGR = 13.1%
Net Loans, HFI ($M)
$800
$700
$600
$500
$400
$300
$200
$100
$-
370.1
525.7
570.4
646.2
672.3
685.5
2004
2005
2006
2007
2008
2009


Total Deposits
CAGR = 13.7%
Total Deposits ($M)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$424.9
$551.4
$570.6
$588.8
$744.8
$805.6
2004
2005
2006
2007
2008
2009


Total Equity
CAGR = 14.9%
Total Equity ($M)
$120
$100
$80
$60
$40
$20
$-
$51.6
$53.5
$77.9
$77.9
$78.0
$103.4
2004
2005
2006
2007
2008
2009

Better-Than-Peer Asset Quality

NPAs + 90 DDQ / Assets


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2004
2005
2006
2007
2008
2009
MBRG
Peers

Non-Performing Loans / Total Loans


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2004
2005
2006
2007
2008
2009
MBRG
Peers

Loan Loss Reserve Ratio


2.00%
1.50%
1.00%
0.50%
0.00%
2004
2005
2006
2007
2008
2009
MBRG
Peers

Net Charge-Offs / Average Loans


1.48%
1.27%
1.06%
0.85%
0.64%
0.43%
0.22%
0.01%
-0.20%
2004
2005
2006
2007
2008
2009
MBRG
Peers

Peers consists of: AMNB, CFFI, CFNL, CWBS, CPBK, CRFN, EGBN, EFSI, EVBS, FBSS, FNBN, MNRK, OPOF, PEBK, SHBI, STEL, SMMF, UBSH, VBFC, and VCBI

Revenue Composition

	CAGR	2008 vs. 2009
Net Interest Income	12.8%	13.4%
Non-Interest Income	23.9%	11.8%
Total Revenue	16.0%	12.9%



Revenue ($ in millions)
$60
$50
$40
$30
$20
$10
$0
$27.5
$6.8
$20.6
$32.2
$7.6
$24.6
$34.7
$7.7
$26.9
$35.3
$8.1
$27.2
$51.0
$17.8
$33.2
$57.6
$19.9
$37.7
2004
2005
2006
2007
2008
2009
Net Interest Income
Non-Interest Income

Well Capitalized – Effects of Capital Raise

- Solidifies capital base with proforma Tangible Common Equity / Tangible Assets greater than 9%.
- $5 million common stock investment by David Sokol.
- Raised additional capital of $19.3 million net through a common stock offering August 2009.
- Repayment of $22 million TARP CPP in December 2009.
- Provides competitive advantage in marketplace attracting bankers and clients.



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
9.67%
12.48%
13.86%
15.08%
Tang. Common / Tang. Assets
Tang. Common / Risk Weighted Assets
Tier 1 Capital Ratio
Total Risk Based Capital Ratio

2009 Summary

- Continued challenges throughout the economy.
- We saw our share of challenges, too
  - Increases in non-performing assets
  - Additions to loan-loss reserves
  - Write-down of investments
- 2009 yielded positive growth
  - Non-interest income +23.7%
  - Deposits +8.17%
  - Household +1%
- Delivered net income of $3.5 million

2010 Opportunities

Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.

Mission

To provide high quality financial solutions which aid **individuals and businesses** in achieving their aspirations, and in so doing, contribute to the welfare of our **communities**, provide a rewarding work environment for our **employees** and earn a superior return for our **shareholders**.

Clients	Communities
Shareholders	Employees

Our Constituencies


Clients
Communities
Shareholders
Employees

Our Constituencies

Clients

Communities

Shareholders

Employees


Clients
Communities
Shareholders
Employees

Our Constituencies

Clients	Communities
Shareholders	Employees

Vision

We are a Bank in the
Business of Wealth Management

Core Values

Competency and Trust

2010 Opportunities

- No "silver bullet" solution for improved financial performance
- Three key opportunities that will drive results:
  - Improve operational efficiency
  - Open new Financial Service Centers
  - Attract new households

2010 Opportunities

- Improve Operational Efficiency
  - Streamline processes
  - Review technology enhancements
  - Tighten expense control

2010 Opportunities

- Open New Financial Service Centers
  - Expansion into Williamsburg & Gainesville
  - New online Financial Service Center



Middleburg Bank



Middleburg Bank

2010 Opportunities

- New Online Financial Service Center
  - Online account opening
  - Online applications for consumer loans
  - Mobile banking
  - Enhanced online banking
    - Check images
    - e-Statements
    - FinanceWorks
    - Real-time balances



Middleburg Bank
Welcome to Middleburg Bank.
Personal Banking
Business Banking
Investments & Trust

www.middleburgbank.com

2010 Opportunities

- Accelerate Household Growth
  - Build upon positive trends
  - Broaden appeal among prospects
  - Create new relationships



15,500
15,000
14,500
14,000
13,500
14,236
14,203
14,591
15,081
15,211
2005
2006
2007
2008
2009

Accelerate Household Growth

- Build awareness/preference among non-clients – reach people who have not seen our messages
- Expand beyond community papers
  - Add Cable TV
    - Reach prospects who mirror current clientele (50+)
      - CNN, Fox News, Golf Channel, MSNBC
    - Reach prospects under-represented among current clients (35 – 50)
      - Bravo, Comedy Central, E!, HGTV, Style
  - Add online advertising
    - Google search; paid display ads

Brand Identity

- We "own" an image that no other bank can use
- This recognizable image will become the icon for the bank – and affiliated companies

Brand Identity

- We "own" an image that no other bank can use
- This recognizable image will become the icon for the bank – and affiliated companies



Best Of Loudoun



Voted
Best of Loudoun
6-Time Winner
Once again, Middleburg Bank has been voted "The Best Bank in Loudoun County" and Middleburg Mortgage "The Best Mortgage Company." That's thirteen times Middleburg Bank has won this honor and six times for Middleburg Mortgage. We couldn't be happier. Thanks Loudoun County for making us number one again.
Find out what a banker who knows you can do for you.
www.middleburgbank.com
Middleburg Bank
Neighbors You Can Bank On℠
Ashburn · Leesburg · Reston · Middleburg · Purcellville · Warrenton · Marshall

Newspaper Ads



New home.
Kids. College.
Retirement.
These should be celebrated, not feared.
Facing life head on is a lot easier when you have a banker who knows you and can help guide the way. That way you can have less worry and more fun. Which is, in the end, the whole point of it all. The more we get to know you, the more we can help.
Middleburg Bank
Neighbors You Can Bank On.™
Ashburn · Leesburg · Marshall · Middleburg · Purcellville · Reston · Warrenton
703-777-6327 · 540-687-6377 · 540-878-2800
MiddleburgBank.com ▶
©2010 Middleburg Bank
Member FDIC



An ATM is no place to go for financial advice.
ATM
When you need answers about how to save for retirement, pay for college or plan for the future, there's no substitute for talking to a banker who knows you personally. Let us get to know you. The more we get to know you, the more we can help.
Middleburg Bank
Neighbors You Can Bank On.™
Ashburn · Leesburg · Marshall · Middleburg · Purcellville · Reston · Warrenton
703-777-6327 · 540-687-6377 · 540-878-2800
MiddleburgBank.com ▶
©2010 Middleburg Bank
Member FDIC



Your business reflects you.
So should your banker.
Having a banker who knows you means you have a valuable business partner who can help anticipate your needs. Talk to us about the business of running your business. Because the more we get to know you, the more we can help.
Middleburg Bank
Neighbors You Can Bank On.™
Ashburn · Leesburg · Marshall · Middleburg · Purcellville · Reston · Warrenton
703-777-6327 · 540-687-6377 · 540-878-2800
MiddleburgBank.com ▶
©2010 Middleburg Bank
Member FDIC

Television

- Two :30 television spots
  - Brand message



Television

- Two :30 television spots
  - Brand message
  - Client success story



Conclusion

- Capitalizing on key opportunities will yield significant benefits
  - Greater efficiency improves bottom line results
  - New Financial Service Centers expand business opportunities and generate additional revenue
  - New relationships grow the organization and improve utilization of existing branch network & personnel

Middleburg Financial Corporation